PERSONAL SERVICES AGREEMENT
                           ---------------------------


         THIS AGREEMENT is entered into as of the 14th day of September 1996, by and between M.D. Labs, Inc. ("M.D. Labs"), a Delaware corporation with offices located at, 1719 West University Drive, Suite 187, Tempe, Arizona 85281, and Lee
J. Reherman, Inc., a California business located at 2120 The Strand, Suite 3, Manhattan Beach, California 90266 ("Reherman, Inc.").

                                   WITNESSETH:
                                   -----------

         WHEREAS, M.D. Labs packages, markets and distributes sports nutrition, fitness foods and supplements, natural food and dietary supplements, vitamins, and weight loss and management products (collectively, the "M.D. Labs Products"); and

         WHEREAS, Lee J. Reherman ("Reherman") has appeared as "Hawk" of the television show "American Gladiators" and is otherwise active, in his own persona, in the sporting and fitness industry; and

         WHEREAS, M.D. Labs desires to obtain the right to use the name, likeness and endorsement of Reherman in connection with the advertisement, promotion and sale of the M.D. Labs Products; and

         WHEREAS, Reherman, Inc. has the authority to grant the right to use Reherman's name, likeness, and endorsement to M.D. Labs in connection with the advertisement, promotion and sale of the M.D. Labs Products and desires to do so; and

         NOW,  THEREFORE,  in consideration of the premises and mutual covenants
and  agreements   contained   herein,   the   sufficiency  of  which  is  hereby
acknowledged, the parties agree as follows:

         1. Term of Agreement. The term of this Agreement shall commence on the date of execution of this Agreement and shall continue for a period of two years therefrom (the "Term"), unless terminated earlier as provided in Paragraph 11 below.

                  a. The Term can be renewed at M.D. Labs's option and M.D. Labs shall have the right of first refusal for such renewal on the same terms and conditions for an additional one (1) year period upon M.D. Labs giving Reherman at least thirty (30) days prior written notice of its intent to renew before the end of the initial term.

         2.       Services to Be Rendered.

                  a. During the Term of this Agreement, Reherman, Inc. agrees to make Reherman available to render his services in connection with his endorsement of M.D. Labs Products when and where required by M.D. Labs for the advertisement, promotion and sale of the M.D. Labs Products in the following fields and media: (i) print, point of sale and mail-order advertising; (ii) tie-in promotions; (iii) publicity; (iv) radio and television programs and commercials (live, recorded and/or filmed); (v) labeling, packaging and displays; and (vi) organizational, dealer, sales, industry and public meetings, conventions and sales clinics, trade shows, and personal appearances.

                  b.       During  the  Term  of  this  Agreement,  subject   to
Reherman's bona fide prior commitments, Reherman, Inc. agrees to cause Reherman to make at least fifteen (15) personal appearances at trade shows and/or company-related functions on M.D. Labs' behalf at M.D. Labs' request
(hereinafter referred to as a "Personal Appearance"). M.D. Labs will give Reherman, Inc. 28 days notice of the date of any Personal Appearance and Reherman, Inc. will respond within seven days if Reherman is not available on the designated date. Failure to respond within seven days will constitute Reherman, Inc.'s acceptance of the designated date.

                  c. Reherman, Inc. agrees to cause Reherman to render his services hereunder in a positive, competent and painstaking manner as directed by M.D. Labs. Reherman will have concept approval prior to performance primarily for the purpose of insuring that the advertising and promotional materials produced hereunder are consistent and compatible with Reherman's current image, which approval will not be unreasonably withheld.

                  d. Reherman, Inc. shall allow M.D. Labs to advertise and promote its relationship with Reherman in a manner and by means as determined by M.D. Labs in its sole discretion and Reherman, Inc. agrees that Reherman shall participate in all media production events that M.D. Labs requests of Reherman.

                  e. During the Term of this Agreement, if M.D. Labs requests it, Reherman, Inc. agrees to cause Reherman to wear a costume designed and provided embodying a character designed by M.D. Labs to represent and promote the M.D. Labs Products, subject to Reherman's review and approval of the character and/or costume design, primarily for the purpose of ensuring that the costume design is consistent and compatible with Reherman's current image, which approval will not be unreasonably withheld.

                  f. Reherman, Inc. covenants that Reherman will utilize M.D. Labs Products whenever possible.

         3.       Compensation.

                  a. In consideration of the services to be performed by Reherman, Inc. and Reherman hereunder in connection with the production of and M.D. Labs' rights to use the advertising and promotional materials produced during the Term of this Agreement and for all rights, privileges and options herein granted to us by you, M.D. Labs agrees to pay to Reherman, Inc.'s sole employee and officer, Lee J. Reherman, and Reherman, Inc. and its sole employee and officer, Lee J. Reherman, agree to accept warrants to purchase 14,000 shares of M.D. Labs' common stock at $6.00 per share, such warrants to vest in equal parts at the end of each year of the two year Term of this Agreement. Such warrants shall be in the form attached as Schedule A.

                  b. As compensation for each Personal Appearance made by Reherman pursuant to Paragraph 2(b) M.D. Labs agrees to pay Reherman, Inc. $1000 per day for each day on which Reherman makes such a Personal Appearance.

                  c. M.D. Labs further agrees to reimburse Reherman, Inc. for all reasonable preapproved travel expenses incurred by Reherman and paid by Reherman, Inc. in connection with Reherman, Inc.'s and Reherman's duties hereunder (the "Travel Expenses"). M.D. Labs has the right to request reasonable substantiation of such Travel Expenses and deny payment if satisfactory substantiation is not provided.

                  d. The Travel Expenses shall be payable thirty (30) days after receipt by M.D. Labs of an invoice from Reherman, Inc. itemizing and documenting, to an extent reasonably acceptable to M.D. Labs, expenses associated with Personal Appearances and other appearances and all other allowable expenses.

         4. Payments. All payments hereunder shall be deemed to include all applicable taxes, duties and charges. Reherman shall be responsible for paying all withholding, FICA, FUTA and similar taxes applicable to the compensation received under this Agreement.

         5.       Right to Use Name and Likeness; Property of M.D. Labs.

                  a. Reherman, Inc. hereby grants to M.D. Labs the irrevocable right to use and reproduce Reherman's name, voice and any and all photographs, likenesses, sketches, motion pictures, audio or visual recordings and biographies taken or made of Reherman in connection with his appearances and activities related to this Agreement or in connection with trade or consumer promotions of the M.D. Labs Products.

                  b. Reherman, Inc. agrees that all pictures, prints, motion pictures, audio or visual tapes, artists' renderings, plans, ideas, concepts and other things which may relate to the marketing, advertising or promotion of any product or service by M.D. Labs and which may be prepared for or submitted to M.D. Labs or its agents in connection with this Agreement shall, from the commencement of this Agreement and thereafter, become and remain solely and exclusively the property of M.D. Labs, except as may be otherwise agreed to in writing by Reherman, Inc. and M.D. Labs.

                  c. M.D. Labs shall have the right to obtain, register and otherwise perfect its sole and exclusive ownership of any of the aforementioned items, by means of copyright, trademark, service mark, or other proprietary interest, anywhere and at any time, and shall have the right to use any such items in any manner, when and where it may designate, without any claim on the part of Reherman to any rights of ownership or rights to additional compensation, and Reherman shall assist and cooperate with M.D. Labs in perfecting its ownership and rights to use such items upon request.

                  d. Reherman, Inc., on behalf of Reherman, his heirs, executors, administrators, assigns and next of kin, hereby releases M.D. Labs and its parent, agents, officers, directors, employees, successors, assigns, subsidiary companies, affiliated companies and the advertising agencies of any of the foregoing from any and all claims for damages based on the reasonable use of Reherman's name, voice, signature and any and all photographs, likenesses, sketches, motion pictures and biographies, including, but not limited to, libel, slander, invasion or rights of privacy, or any other claim.

         6. Covenant. Reherman, Inc. agrees that while this Agreement is in force, it will not authorize or permit Reherman, so far as it is within its control, to render his services or permit the use of his name, recorded voice, likeness, photograph or biography in advertising or publicizing or otherwise endorse any products that compete with the M.D. Labs Products, including but not limited to, any natural foods or dietary supplements, vitamins, or weight loss or management products other than the M.D. Labs's Products, except that for a period of six months from the date of this Agreement, Reherman may continue to endorse the products and services of Met-rx, Inc.

         7. Reherman's Reputation. If Reherman, at any time while this Agreement is in force, shall commit any act or become involved in any situation or occurrence which brings him into public disrepute, contempt, scandal or ridicule or which tends to shock, insult or offend the community or any group or class thereof which reflects unfavorably upon the reputation of M.D. Labs or its products, then M.D. Labs shall have the right to terminate this Agreement without further obligation to Reherman, Inc., except to pay it such sums as may have become due under this Agreement prior to such act, situation or occurrence.

         8. Inability to Perform. In the event that, during the term of this Agreement, Reherman dies, is injured, or for any other reason beyond his control, other than while performing a M.D. Labs contracted function, he is unable to adequately, in the sole judgment of M.D. Labs, render the services referred to herein within thirty (30) days after M.D. Labs's request, then M.D. Labs shall have the right at its sole option to either extend the term of this Agreement for a period of time equivalent to Reherman's failure to render services or cancel this Agreement without obligation to make any further payments to Reherman, except that M.D. Labs shall be obligated to pay to Reherman or his legal representative all unpaid reimbursement sums which shall have accrued to the date of such injury or death injury or death, provided M.D. Labs has had some usage of Reherman's services during the year in question. Upon payment of such sum(s) to Reherman, M.D. Labs shall be relieved of any further obligations hereunder.

         9. Confidential Information. Reherman, Inc. agrees that it shall not, without M.D. Labs's prior written consent, disclose to any person or entity:

                  a.       Any  of   M.D.  Labs's   marketing,  advertising   or
promotional activities, information, data or ideas which may be of a proprietary or confidential nature; or

                  b. Any of M.D. Labs's trade secrets or contemplated trademarks which may originate or be produced or developed under this Agreement or which Reherman, Inc. may learn of as a result of this Agreement.

                  c. Reherman, Inc. further agrees to prohibit Reherman from disclosing any of the information listed in sub-paragraphs 9(a) or (b) above and agrees to indemnify

M.D. Labs against any damages it may incur as a result of any such disclosure by Reherman.

         10. Proprietary Rights. M.D. Labs shall have the opportunity to review and preapprove all uses of its names, marks and/or logo(s) in connection with this Agreement. Upon termination of this Agreement, Reherman shall cease all use of such names, marks and logo(s). All use of the names marks, logos, characters, costume designs and other identifications and symbols used in connection with this Agreement shall remain the exclusive property of M.D. Labs, and shall inure to the benefit of M.D. Labs.

         11. Termination. This Agreement shall terminate, at M.D. Labs's discretion, if a default or breach of this Agreement by Reherman, Inc. occurs. If M.D. Labs is prohibited by law or regulations from engaging in or utilizing any of the activities described in this Agreement, M.D. Labs, in its sole discretion may either terminate this Agreement in its entirety, or continue under the Agreement to the extent permissible by law. Otherwise, this Agreement shall terminate at the end of the initial term or, if renewed, at the end of the renewal term.

         12. Notices. All notices required or permitted to be given under the terms of this Agreement shall be in writing, and shall be deemed to be given, as of the date of delivery if hand delivered or as of the postmark if sent by United States certified or registered mail return receipt requested, postage full prepaid, to the applicable address set forth above, or to such other person or address as the receiving party may have designated by written notice to the other. An extra copy of all notices to M.D. Labs shall be sent to M.D. Labs's Legal Counsel in order for the notice to be binding on M.D. Labs.

         13. Broadcast of Advertisements. M.D. Labs shall be under no obligation to cause any commercials, advertisements or other promotional materials produced pursuant to this Agreement to be broadcast, or in any other way displayed, published or aired, it being understood that the only obligation of M.D. Labs is to make such payments as are required under this Agreement.

         14. Commissions. M.D. Labs shall be under no obligation for the payment of any commissions to Reherman, Inc. or Reherman on account of this Agreement.

         15. Ownership of Material. Reherman, Inc. agrees that neither it nor Reherman have nor shall claim to have, either under this Agreement or otherwise, any right, title or interest of any kind or nature in and to any advertising ideas, announcements, phrases, titles, characters, costume design, music or words originated and supplied by M.D. Labs and used, and that all rights therein are recognized to be in M.D. Labs. Both during and after the term of this Agreement, M.D. Labs shall have the right to the unlimited use and reuse of any and all of the advertising and promotional materials produced hereunder, as it may elect, on any or all network and local television and radio programs broadcast under the full or partial sponsorship of M.D. Labs, its affiliates and subsidiaries, and as spot announcements on television and radio, and for the sales training and trade development purposes of M.D. Labs, its employees, retailers, affiliates and subsidiaries (including distribution to trade and consumer groups).

         16. Warranty. Reherman Inc. warrants and represents that it has the right and power to enter into and to perform this Agreement on behalf of Reherman.

         17. Product Statements. Reherman, Inc. understands that product claims, marketing and advertising of the M.D. Labs Products is heavily regulated in the United States by one or more federal, state and local agencies and authorities. Reherman, Inc. agrees that Reherman will not make any claims concerning the structure, function, purpose, or effect of any products of M.D. Labs without prior written approval of M.D. Labs.

         18. Indemnification. Both during and after this Agreement, Reherman shall indemnify, defend and hold M.D. Labs, its parent corporation, officers, directors, employees, customers, distributors, suppliers, agents, successors and assigns harmless from and against all actions, suits, proceedings, judgments, demands or claims (whether valid or invalid), liabilities, losses or expenses whatsoever (including reasonable attorneys' fees) incurred in connection with or arising from Reherman, Inc.'s breach, misrepresentation or nonperformance under this Agreement.

         19.      Relationship of the Parties.

                  a. All operations by each party under the terms of this Agreement shall be carried on by it as an independent contractor and not as an agent for the other.

                  b. It is understood and agreed that since Reherman is an independent contractor, M.D. Labs will not carry insurance covering any aspect of Reherman's appearances, travel or promotional efforts, and Reherman, Inc., on behalf of Reherman, his heirs, legatees, personal representatives, and all those claiming by or through him, consents to and hereby discharges and releases M.D. Labs, its employees and agents, from any and all claims, actions, losses, damages, or expenses for personal or bodily injury, including death, and property damage, of whatever nature or cause, arising out of or in any way connected with this Agreement or with Reherman's appearances hereunder.

         20. Nature of Services. It is mutually agreed that the services contracted hereunder are special, unique and extraordinary and have peculiar value to M.D. Labs. In the event of any breach of this Agreement, M.D. Labs shall be entitled, in addition to any other remedies available to it, to obtain equitable relief by way of temporary or permanent injunction.

         21. Assignment. Reherman, Inc. may not assign, transfer, or subcontract any of its rights or obligations under this Agreement without M.D. Labs's prior written consent.

         22. Severability. If any provision of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby; any such provision shall be modified to the minimum extent necessary to make it valid and enforceable, but if it cannot be so modified, it shall be severed and the remainder of the Agreement shall be interpreted to provide for the maximum enforceability allowed by law.

         23. Entire Agreement; Amendment. This Agreement embodies the entire agreement between the parties regarding the subject matter hereof, and neither the Agreement nor any term, provisions, covenant or condition hereof may be waived, amended, modified, revised, extended or supplemented in any manner whatsoever except by an express prior written agreement executed by fully authorized representatives of both M.D. Labs and Reherman, Inc.

         24. Attorneys' Fees and Costs. Should either party be required to enforce its rights hereunder, the prevailing party in an action for such enforcement shall be entitled to recover its reasonable costs and expenses, including without limitation attorneys' fees, to be determined by the court and not a jury.

         25.      Captions  and  Headings.  The   paragraph  captions  in   this
Agreement are for convenience only and are not intended to limit or interpret the provisions hereof.

         26. Governing Law. This Agreement shall be governed by and construed and enforced under the laws of the State of Arizona, which state shall have exclusive jurisdiction of the subject matter hereof. Both parties agree that any action to enforce any provision of this Agreement shall be brought only in courts located in Maricopa County, Arizona.

         27. Waiver. The failure of either party hereto to insist in any instance upon the strict performance of any provision of this Agreement or to exercise any election contained herein shall not be construed as a waiver or relinquishment for the future of such provision or election. No waiver or modification by any party shall have been deemed to have been made unless expressed in writing by such party.

         28. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       M.D. LABS, INC.


                                       By:  Signature Illegible
                                         ------------------------
                                       Title:  CFO
                                            ---------------------

                                       Date:  10/8/96
                                           ----------------------

                                       LEE J. REHERMAN, INC.


                                       By:  Signature Illegible
                                         ------------------------

                                       Its:   President
                                          -----------------------

                                       Date:  9/27/96
                                           ----------------------

                                        2120 The Strand #3
                                       --------------------------
                                       Business Address

                                       Manhattan Beach, CA  90266
                                       --------------------------
                                       City, State Zip Code



         I hereby guarantee performance of all personal service obligations of Reherman, Inc. hereunder.

/s/ Lee J. Reherman
----------------------------
Lee J. Reherman

###-##-####
----------------------------
Social Security No.

2120 The Strand #3
----------------------------
Residential Address

Manhattan Beach, CA  90266
----------------------------
City, State, Zip Code